UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware		001-38073		81-4549921
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

	300 E. Rio Salado Parkway
	Tempe	Arizona	85281
	(Address of principal executive offices, including zip code)

(602) 852-6604
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, Carvana Co. (the “Company”) entered into that certain Transaction Support Agreement, dated July 17, 2023 (the “Transaction Support Agreement”), among (i) the Company, (ii) Carvana Group, LLC (“Carvana Group”), (iii) Ernest Garcia II, Ernest Garcia III, and entities controlled by one or both of them (collectively, the “Garcia Parties”) and (iv) certain holders of the Company’s 5.625% senior unsecured notes due 2025 (the “2025 Notes”), 5.500% senior unsecured notes due 2027 (the “2027 Notes”), 5.875% senior unsecured notes due 2028 (the “2028 Notes”), 4.875% senior unsecured notes due 2029 (the “2029 Notes”), and 10.250% senior unsecured notes due 2030 (the “2030 Notes”), collectively representing over 90% of the aggregate principal amount outstanding of the Existing Notes (as defined below) (together with the Garcia Parties, the “TSA Parties”).

On August 1, 2023, the Company and Carvana Group entered into the First Amendment to the Transaction Support Agreement (the “Amendment”) with certain of the TSA Parties, which amends and restates Exhibit F of the Transaction Support Agreement in its entirety to reflect changes to the exchange offer consideration allocation as a result of the Cash Tender Offer (as defined below).

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 2, 2023, the Company announced the launch of offers (the “Exchange Offers”) pursuant to which Eligible Holders (as defined below) may exchange their 2027 Notes, 2028 Notes, 2029 Notes and 2030 Notes (the “Exchangeable Notes”) for up to an aggregate principal amount of $4.275 billion of the following three tranches of senior secured notes: (i) up to $1.0 billion of new 9.0%/12.0% Cash/ PIK Senior Secured Notes due 2028 (with interest per annum payable 12% in PIK interest for the first two interest payment dates, 12% in PIK interest or 9% in cash for the third and fourth payment dates, and 9% in cash thereafter); (ii) up to $1.5 billion of new 11.0%/13.0% Cash/PIK Senior Secured Notes due 2030 (with interest per annum payable 13% in PIK interest for the first two interest payment dates, 13% in PIK interest or 11% in cash for the third and fourth interest payment dates, and 9% in cash thereafter); and (iii) up to $1.775 billion of new 9.0%/14.0% Cash/PIK Senior Secured Notes due 2031 (with interest per annum payable 14% in PIK interest for the first four interest payment dates and 9% in cash thereafter) (tranches (i), (ii), and (iii) referred to collectively as the “New Senior Secured Notes”).

Concurrently with, but separately from, the Exchange Offers, the Company announced the commencement of an offer (the “Cash Tender Offer” and, together with the Exchange Offers, the “Offers”) to purchase any and all of the Company’s 2025 Notes (together with the Exchangeable Notes, the “Existing Notes” and, each series, a “series of Existing Notes”) for up to $425.0 million in cash at a purchase price of 85.0% of the aggregate principal amount (or $850.00 per $1,000 of principal amount) of the 2025 Notes tendered for purchase, plus accrued and unpaid interest, if any, on the 2025 Notes purchased to, but not including, the date of purchase.

Simultaneously with the Offers for each series of Existing Notes, the Company announced that it is soliciting consents (with respect to each series of Existing Notes, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) from holders of the Existing Notes (with respect to each series of Existing Notes, a “Consent” and, collectively, the “Consents”) to adopt certain Proposed Amendments (the “Proposed Amendments”) to the indentures governing the Existing Notes (each, an "Existing Indenture" and collectively, the “Existing Indentures”) to eliminate substantially all of the restrictive covenants as well as certain events of default and related provisions therein applicable to such series of Existing Notes for which the applicable Proposed Amendments are adopted. The Proposed Amendments to each Existing Indenture governing a series of Existing Notes require the Consents of holders of a majority in aggregate principal amount of such series of Existing Notes outstanding (excluding any Existing Notes held by the Company or its affiliates).

The consummation of the Offers and Consent Solicitations is subject to customary conditions set forth in the offering memorandum and consent solicitation statement prepared by the Company in connection with the Offers and Consent Solicitations.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing of the Company under the U.S. Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On August 2, 2023, the Company issued a press release announcing the commencement of the Exchange Offers, the Cash Tender Offer and the Consent Solicitations. A copy of this press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Forward-Looking Statements

Forward-looking statements in this Form 8-K regarding the Offers and Consent Solicitations and all other statements that are not historical facts are forward-looking statements. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” or “likely,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors. Among these factors are risks related to the “Risk Factors” identified in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
First Amendment to the Transaction Support Agreement, dated August 1, 2023, by and among Carvana Co, Carvana Group, LLC, Ernest Garcia II, Ernest Garcia III, and each Initial Supporting Noteholder party thereto

99.1	Press Release Announcing Exchange Offers, Cash Tender Offer, and Consent Solicitations Issued by Carvana Co., dated August 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 2, 2023	CARVANA CO.

		By:	/s/ Mark Jenkins
		Name:	Mark Jenkins
		Title:	Chief Financial Officer